PORTFOLIO STATISTICS

TOTAL WHOLLY-OWNED MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2014 (In apartment units)

	Same Store	Non Same Store	In Lease-Up	Total Operating	Current Development Units Delivered	Total

Atlanta, GA	5,284	790	—	6,074	—	6,074
Charlotte, NC	4,161	840	—	5,001	—	5,001
Austin, TX	5,542	296	—	5,838	—	5,838
Raleigh/Durham, NC	4,663	—	—	4,663	—	4,663
Dallas, TX	3,723	1,574	—	5,297	—	5,297
Orlando, FL	2,438	1,214	—	3,652	—	3,652
Fort Worth, TX	4,519	—	—	4,519	—	4,519
Nashville, TN	3,128	428	—	3,556	48	3,604
Tampa, FL	2,644	234	—	2,878	—	2,878
Houston, TX	2,281	951	—	3,232	—	3,232
Phoenix, AZ	1,976	—	—	1,976	—	1,976
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	41,560	6,327	—	47,887	48	47,935

Charleston, SC	2,378	270	—	2,648	—	2,648
Jacksonville, FL	3,202	—	—	3,202	—	3,202
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	1,668	—	—	1,668	—	1,668
Fredericksburg, VA	258	743	—	1,001	—	1,001
San Antonio, TX	1,176	328	—	1,504	—	1,504
Memphis, TN	2,064	204	—	2,268	—	2,268
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,380	—	—	1,380	—	1,380
Little Rock, AR	1,056	312	—	1,368	—	1,368
Norfolk/Hampton/VA Beach, VA	1,033	—	—	1,033	—	1,033
Greenville, SC	1,748	—	—	1,748	—	1,748
Other	11,463	1,417	—	12,880	—	12,880
Secondary Markets	31,107	3,274	—	34,381	—	34,381
Total Multifamily Units	72,667	9,601	—	82,268	48	82,316

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL WHOLLY OWNED MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of December 31, 2014			Average Effective Rent for the Three Months Ended December 31, 2014	As of December 31, 2014
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units

Atlanta, GA		$654,115	8.3%	95.4%	$1,030	6,074
Charlotte, NC		$602,308	7.6%	95.8%	$936	5,001
Austin, TX		$566,966	7.2%	95.3%	$1,007	5,838
Raleigh/Durham, NC		$542,636	6.8%	95.3%	$919	4,663
Dallas, TX		$536,102	6.8%	96.0%	$1,045	5,297
Orlando, FL		$475,953	6.0%	97.0%	$1,068	3,652
Fort Worth, TX		$376,279	4.7%	95.8%	$929	4,519
Nashville, TN		$334,595	4.2%	94.4%	$1,053	3,556
Tampa, FL		$300,894	3.8%	96.7%	$1,036	2,878
Houston, TX		$278,138	3.5%	95.4%	$1,035	3,232
Phoenix, AZ		$233,814	3.0%	95.7%	$892	1,976
Las Vegas, NV		$65,461	0.8%	94.6%	$793	721
South Florida		$57,376	0.7%	95.2%	$1,471	480
Large Markets		$5,024,637	63.4%	95.7%	$999	47,887

Charleston, SC		$257,778	3.3%	95.0%	$993	2,648
Jacksonville, FL		$244,892	3.1%	96.7%	$915	3,202
Savannah, GA		$222,219	2.8%	95.4%	$952	2,219
Richmond, VA		$185,473	2.3%	96.0%	$933	1,668
Fredericksburg, VA		$156,276	2.0%	94.6%	$1,206	1,001
San Antonio, TX		$155,354	2.0%	95.3%	$1,040	1,504
Memphis, TN		$146,830	1.9%	93.1%	$841	2,268
Birmingham, AL		$143,133	1.8%	94.4%	$940	1,462
Huntsville, AL		$111,856	1.4%	95.1%	$740	1,380
Little Rock, AR		$111,757	1.4%	94.3%	$877	1,368
Norfolk, Hampton, VA Beach, VA		$97,472	1.2%	94.1%	$966	1,033
Greenville, SC		$94,408	1.2%	95.3%	$734	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$178,836	2.3%	95.9%	$888	2,478
Georgia		$169,322	2.1%	96.1%	$761	2,665
Kentucky		$102,981	1.3%	95.7%	$800	1,548
North Carolina		$100,466	1.3%	94.6%	$704	1,562
Tennessee		$85,428	1.1%	95.5%	$718	1,608
Mississippi		$70,044	0.9%	96.0%	$838	1,241
Alabama		$59,035	0.7%	94.3%	$884	628
Missouri		$52,515	0.7%	92.0%	$1,246	323
Virginia		$47,870	0.6%	99.2%	$1,362	251
South Carolina		$35,304	0.4%	94.1%	$752	576
Secondary Markets		$2,829,249	35.8%	95.2%	$881	34,381

Subtotal		$7,853,886	99.2%	95.5%	$950	82,268

Nashville, TN	Large	$34,539	0.4%	20.8%	$1,198	48	220
Jacksonville, FL	Secondary	$30,078	0.4%	0.0%	$—	—	294
Lease-up and Development		$64,617	0.8%	20.8%	$1,198	48	514

Total Wholly Owned Multifamily Communities		$7,918,503	100.0%	95.4%	$950	82,316	82,782

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME FOR MULTIFAMILY PORTFOLIO

	Apartment	Three Months Ended
	Units	December 31, 2014	December 31, 2013	Percent Change
Property Revenue
Same Store Communities	72,667	$218,767	$209,965	4.2%
Non-Same Store Communities	9,601	32,241	25,534
Lease up/Development Communities	48	7	—
Total Property Revenue	82,316	$251,015	$235,499

Property Expenses
Same Store Communities	72,667	$84,153	$82,442	2.1%
Non-Same Store Communities	9,601	11,682	9,944
Lease up/Development Communities	48	95	(7)
Total Property Expenses	82,316	$95,930	$92,379

Property Net Operating Income
Same Store Communities	72,667	$134,614	$127,523	5.6%
Non-Same Store Communities	9,601	20,559	15,590
Lease up/Development Communities	48	(88)	7
Total Property Net Operating Income	82,316	$155,085	$143,120	8.4%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

		Average Physical Occupancy
	Percent of Same Store	Three months ended December 31, 2014	Three months ended December 31, 2013
Atlanta, GA	7.7%	95.1%	94.8%
Austin, TX	7.7%	95.4%	95.5%
Raleigh/Durham, NC	7.0%	95.6%	95.0%
Fort Worth, TX	6.1%	95.7%	95.4%
Charlotte, NC	6.0%	95.7%	96.0%
Dallas, TX	5.3%	96.2%	95.1%
Nashville, TN	4.7%	95.0%	95.5%
Tampa, FL	4.2%	96.6%	95.5%
Orlando, FL	3.9%	96.7%	95.4%
Houston, TX	3.2%	95.7%	95.4%
Phoenix, AZ	2.8%	96.4%	95.5%
South Florida	1.0%	95.0%	93.5%
Las Vegas, NV	0.9%	94.1%	94.4%
Large Markets	60.5%	95.7%	95.3%

Jacksonville, FL	4.3%	96.2%	94.4%
Charleston, SC	3.5%	95.5%	95.9%
Savannah, GA	3.2%	95.3%	94.9%
Richmond, VA	2.5%	95.8%	96.3%
Memphis, TN	2.2%	94.1%	94.6%
Birmingham, AL	2.0%	93.8%	95.2%
Greenville, SC	1.9%	95.5%	93.9%
San Antonio, TX	1.6%	94.7%	95.8%
Huntsville, AL	1.6%	94.7%	95.5%
Norfolk, Hampton, VA Beach, VA	1.4%	94.3%	94.3%
Little Rock, AR	1.3%	94.5%	95.9%
Other	14.0%	95.3%	94.2%
Secondary Markets	39.5%	95.2%	94.8%

Total Same Store	100.0%	95.5%	95.1%

Supplemental Data S-4

NOI BRIDGE
Dollars in thousands

	Three Months Ended		Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

NOI
MAA same store (1)	$134,614	$127,523	$299,746	$290,595
Non-same store (1)	21,664	18,484	299,069	98,417
Total NOI	156,278	146,007	598,815	389,012
Held for sale NOI included above	(515)	(861)	(2,017)	(8,239)
Management fee income	—	182	169	647
Depreciation and amortization	(71,945)	(89,796)	(301,811)	(186,979)
Acquisition expense	(1,417)	(894)	(2,388)	(1,393)
Property management expenses	(8,076)	(7,782)	(32,095)	(23,083)
General and administrative expenses	(4,844)	(4,965)	(20,909)	(15,569)
Merger related credit (expenses)	50	(21,105)	(3,152)	(32,403)
Integration related expenses	(1,255)	(5,067)	(8,395)	(5,102)
Interest and other non-property (expense) income	(258)	402	908	488
Interest Expense	(30,374)	(30,258)	(119,464)	(75,915)
Loss on debt extinguishment	—	(39)	(2,586)	(426)
Amortization of deferred financing costs	(1,004)	(636)	(4,489)	(3,063)
Gain on sale of depreciable real estate assets excluded from discontinued operations	395	—	42,649	—
Net casualty loss and other settlement proceeds	(45)	(598)	(476)	(143)
Income tax expense	(815)	(224)	(2,050)	(893)
(Loss) gain on sale of non-depreciable real estate assets	(185)	—	350	—
(Loss) gain from real estate joint ventures	(10)	177	6,009	338
Discontinued operations	478	5,647	7,209	82,002
Net (income) loss attributable to noncontrolling interests	(1,933)	538	(8,297)	(3,998)
Net income (loss) attributable to MAA	$34,525	$(9,272)	$147,980	$115,281

(1) Quarter-to-date numbers include legacy-Colonial properties in the MAA same store classification. Year-to-date numbers include legacy-Colonial properties in the Non-same store classification.

Supplemental Data S-5

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q4 2014	Q4 2013	% Chg	Q4 2014	Q4 2013	% Chg	Q4 2014	Q4 2013	% Chg	Q4 2014	Q4 2013	% Chg	Q4 2014	Q4 2013	% Chg
Atlanta, GA	$17,421	$16,194	7.6%	$6,988	$6,609	5.7%	$10,433	$9,585	8.8%	$1,156	$1,077	7.3%	$994	$933	6.5%
Austin, TX	18,078	17,162	5.3%	7,685	7,447	3.2%	10,393	9,715	7.0%	1,139	1,081	5.4%	1,001	946	5.8%
Raleigh/Durham, NC	14,025	13,706	2.3%	4,662	4,587	1.6%	9,363	9,119	2.7%	1,049	1,031	1.7%	919	909	1.1%
Fort Worth, TX	13,857	13,259	4.5%	5,622	5,560	1.1%	8,235	7,699	7.0%	1,068	1,025	4.2%	929	886	4.9%
Charlotte, NC	12,093	11,648	3.8%	4,072	4,034	0.9%	8,021	7,614	5.3%	1,013	972	4.2%	890	854	4.2%
Dallas, TX	12,490	11,824	5.6%	5,318	5,287	0.6%	7,172	6,537	9.7%	1,162	1,113	4.4%	1,033	996	3.7%
Nashville, TN	10,044	9,575	4.9%	3,701	3,493	6.0%	6,343	6,082	4.3%	1,127	1,069	5.4%	994	940	5.7%
Tampa, FL	9,024	8,593	5.0%	3,390	3,346	1.3%	5,634	5,247	7.4%	1,178	1,134	3.9%	1,030	993	3.7%
Orlando, FL	8,225	7,845	4.8%	3,014	2,924	3.1%	5,211	4,921	5.9%	1,162	1,124	3.4%	1,034	998	3.6%
Houston, TX	7,346	6,902	6.4%	3,078	3,026	1.7%	4,268	3,876	10.1%	1,122	1,057	6.1%	992	937	5.9%
Phoenix, AZ	5,834	5,515	5.8%	2,028	2,023	0.2%	3,806	3,492	9.0%	1,021	974	4.8%	892	851	4.8%
South Florida	2,137	2,061	3.7%	764	775	(1.4)%	1,373	1,286	6.8%	1,563	1,531	2.1%	1,471	1,421	3.5%
Las Vegas, NV	1,885	1,813	4.0%	726	705	3.0%	1,159	1,108	4.6%	926	888	4.3%	793	763	3.9%
Large Markets	$132,459	$126,097	5.0%	$51,048	$49,816	2.5%	$81,411	$76,281	6.7%	$1,110	$1,061	4.6%	$974	$932	4.5%

Jacksonville, FL	$9,227	$8,936	3.3%	$3,395	$3,538	(4.0)%	$5,832	$5,398	8.0%	$998	$985	1.3%	$915	$897	2.0%
Charleston, SC	7,279	6,979	4.3%	2,645	2,554	3.6%	4,634	4,425	4.7%	1,069	1,020	4.8%	931	889	4.7%
Savannah, GA	6,870	6,464	6.3%	2,510	2,420	3.7%	4,360	4,044	7.8%	1,083	1,023	5.9%	952	904	5.3%
Richmond, VA	5,097	4,948	3.0%	1,743	1,741	0.1%	3,354	3,207	4.6%	1,063	1,027	3.5%	933	902	3.4%
Memphis, TN	5,454	5,427	0.5%	2,451	2,342	4.7%	3,003	3,085	(2.7)%	936	927	1.0%	841	825	1.9%
Birmingham, AL	4,451	4,380	1.6%	1,740	1,646	5.7%	2,711	2,734	(0.8)%	1,082	1,048	3.2%	940	926	1.5%
Greenville, SC	4,239	3,952	7.3%	1,644	1,587	3.6%	2,595	2,365	9.7%	846	802	5.5%	734	706	4.0%
San Antonio, TX	3,769	3,734	0.9%	1,575	1,504	4.7%	2,194	2,230	(1.6)%	1,129	1,104	2.3%	1,014	996	1.8%
Huntsville, AL	3,429	3,440	(0.3)%	1,294	1,370	(5.5)%	2,135	2,070	3.1%	874	870	0.5%	740	746	(0.8)%
Norfolk/Hampton/VA Beach, VA	3,247	3,257	(0.3)%	1,325	1,274	4.0%	1,922	1,983	(3.1)%	1,111	1,114	(0.3)%	966	971	(0.5)%
Little Rock, AR	2,717	2,728	(0.4)%	1,040	1,006	3.4%	1,677	1,722	(2.6)%	908	898	1.1%	823	820	0.4%
Other	30,529	29,623	3.1%	11,743	11,644	0.9%	18,786	17,979	4.5%	912	894	2.0%	807	793	1.8%
Secondary Markets	$86,308	$83,868	2.9%	$33,105	$32,626	1.5%	$53,203	$51,242	3.8%	$972	$948	2.5%	$860	$841	2.3%

Total Same Store	$218,767	$209,965	4.2%	$84,153	$82,442	2.1%	$134,614	$127,523	5.6%	$1,051	$1,013	3.8%	$925	$893	3.6%

Supplemental Data S-6

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q4 2014	Q3 2014	% Chg	Q4 2014	Q3 2014	% Chg	Q4 2014	Q3 2014	% Chg	Q4 2014	Q3 2014	% Chg	Q4 2014	Q3 2014	% Chg
Atlanta, GA	$17,421	$17,264	0.9%	$6,988	$7,292	(4.2)%	$10,433	$9,972	4.6%	$1,156	$1,139	1.5%	$994	$980	1.4%
Austin, TX	18,078	18,160	(0.5)%	7,685	8,232	(6.6)%	10,393	9,928	4.7%	1,139	1,133	0.5%	1,001	988	1.3%
Raleigh/Durham, NC	14,025	13,909	0.8%	4,662	4,862	(4.1)%	9,363	9,047	3.5%	1,049	1,045	0.4%	919	920	(0.1)%
Fort Worth, TX	13,857	13,701	1.1%	5,622	5,923	(5.1)%	8,235	7,778	5.9%	1,068	1,056	1.1%	929	914	1.6%
Charlotte, NC	12,093	12,033	0.5%	4,072	4,313	(5.6)%	8,021	7,720	3.9%	1,013	1,004	0.9%	890	881	1.0%
Dallas, TX	12,490	12,339	1.2%	5,318	5,240	1.5%	7,172	7,099	1.0%	1,162	1,155	0.6%	1,033	1,024	0.9%
Nashville, TN	10,044	10,137	(0.9)%	3,701	3,686	0.4%	6,343	6,451	(1.7)%	1,127	1,117	0.9%	994	981	1.3%
Tampa, FL	9,024	8,864	1.8%	3,390	3,477	(2.5)%	5,634	5,387	4.6%	1,178	1,163	1.3%	1,030	1,016	1.4%
Orlando, FL	8,225	8,100	1.5%	3,014	3,072	(1.9)%	5,211	5,028	3.6%	1,162	1,156	0.5%	1,034	1,020	1.4%
Houston, TX	7,346	7,342	0.1%	3,078	3,164	(2.7)%	4,268	4,178	2.2%	1,122	1,115	0.6%	992	978	1.4%
Phoenix, AZ	5,834	5,717	2.0%	2,028	2,247	(9.7)%	3,806	3,470	9.7%	1,021	1,007	1.4%	892	878	1.6%
South Florida	2,137	2,131	0.3%	764	733	4.2%	1,373	1,398	(1.8)%	1,563	1,554	0.6%	1,471	1,435	2.5%
Las Vegas, NV	1,885	1,894	(0.5)%	726	780	(6.9)%	1,159	1,114	4.0%	926	916	1.1%	793	776	2.2%
Large Markets	$132,459	$131,591	0.7%	$51,048	$53,021	(3.7)%	$81,411	$78,570	3.6%	$1,110	$1,101	0.8%	$974	$963	1.1%

Jacksonville, FL	$9,227	$9,108	1.3%	$3,395	$3,489	(2.7)%	$5,832	$5,619	3.8%	$998	$991	0.7%	$915	$910	0.5%
Charleston, SC	7,279	7,256	0.3%	2,645	2,783	(5.0)%	4,634	4,473	3.6%	1,069	1,055	1.3%	931	922	1.0%
Savannah, GA	6,870	6,850	0.3%	2,510	2,638	(4.9)%	4,360	4,212	3.5%	1,083	1,071	1.1%	952	946	0.6%
Richmond, VA	5,097	5,073	0.5%	1,743	1,830	(4.8)%	3,354	3,243	3.4%	1,063	1,055	0.8%	933	928	0.5%
Memphis, TN	5,454	5,501	(0.9)%	2,451	2,528	(3.0)%	3,003	2,973	1.0%	936	941	(0.5)%	841	839	0.2%
Birmingham, AL	4,451	4,541	(2.0)%	1,740	1,843	(5.6)%	2,711	2,698	0.5%	1,082	1,095	(1.2)%	940	951	(1.2)%
Greenville, SC	4,239	4,202	0.9%	1,644	1,691	(2.8)%	2,595	2,511	3.3%	846	833	1.6%	734	724	1.4%
San Antonio, TX	3,769	3,783	(0.4)%	1,575	1,595	(1.3)%	2,194	2,188	0.3%	1,129	1,121	0.7%	1,014	1,007	0.7%
Huntsville, AL	3,429	3,424	0.1%	1,294	1,411	(8.3)%	2,135	2,013	6.1%	874	878	(0.5)%	740	742	(0.3)%
Norfolk/Hampton/VA Beach, VA	3,247	3,269	(0.7)%	1,325	1,352	(2.0)%	1,922	1,917	0.3%	1,111	1,119	(0.7)%	966	967	(0.1)%
Little Rock, AR	2,717	2,735	(0.7)%	1,040	1,046	(0.6)%	1,677	1,689	(0.7)%	908	919	(1.2)%	823	829	(0.7)%
Other	30,529	30,492	0.1%	11,743	12,454	(5.7)%	18,786	18,038	4.1%	912	912	—%	807	805	0.2%
Secondary Markets	$86,308	$86,234	0.1%	$33,105	$34,660	(4.5)%	$53,203	$51,574	3.2%	$972	$969	0.3%	$860	$857	0.4%

Total Same Store	$218,767	$217,825	0.4%	$84,153	$87,681	(4.0)%	$134,614	$130,144	3.4%	$1,051	$1,045	0.6%	$925	$917	0.9%

Supplemental Data S-7

MULTIFAMILY PROFORMA COMBINED SAME STORE YEAR TO DATE COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	2014	2013	% Chg	2014	2013	% Chg	2014	2013	% Chg	2014	2013	% Chg	2014	2013	% Chg
Atlanta, GA	$67,601	$63,949	5.7%	$28,150	$27,011	4.2%	$39,451	$36,938	6.8%	$1,125	$1,084	3.8%	$969	$914	6.0%
Austin, TX	70,752	67,426	4.9%	31,597	30,436	3.8%	39,155	36,990	5.9%	1,115	1,060	5.2%	977	923	5.9%
Raleigh/Durham, NC	55,036	54,353	1.3%	18,612	18,901	(1.5)%	36,424	35,452	2.7%	1,038	1,020	1.8%	915	899	1.8%
Fort Worth, TX	54,239	52,159	4.0%	23,162	22,486	3.0%	31,077	29,673	4.7%	1,048	1,011	3.7%	906	871	4.0%
Charlotte, NC	47,639	45,921	3.7%	16,540	16,564	(0.1)%	31,099	29,357	5.9%	994	959	3.6%	874	839	4.2%
Dallas, TX	48,851	46,761	4.5%	20,909	20,500	2.0%	27,942	26,261	6.4%	1,144	1,100	4.0%	1,015	983	3.3%
Nashville, TN	39,652	37,613	5.4%	14,370	13,813	4.0%	25,282	23,800	6.2%	1,100	1,048	5.0%	967	926	4.4%
Tampa, FL	35,230	34,043	3.5%	13,600	13,256	2.6%	21,630	20,787	4.1%	1,157	1,122	3.1%	1,010	978	3.3%
Orlando, FL	32,138	30,850	4.2%	12,225	11,909	2.7%	19,913	18,941	5.1%	1,148	1,142	0.5%	1,016	984	3.3%
Houston, TX	28,856	27,214	6.0%	12,473	12,050	3.5%	16,383	15,164	8.0%	1,098	1,038	5.8%	967	914	5.8%
Phoenix, AZ	22,701	21,688	4.7%	8,476	8,467	0.1%	14,225	13,221	7.6%	1,006	965	4.2%	874	838	4.3%
South Florida	8,485	8,129	4.4%	3,081	3,168	(2.7)%	5,404	4,961	8.9%	1,549	1,501	3.2%	1,442	1,410	2.3%
Las Vegas, NV	7,383	7,198	2.6%	2,846	2,746	3.6%	4,537	4,452	1.9%	910	885	2.8%	781	760	2.8%
Large Markets	$518,563	$497,304	4.3%	$206,041	$201,307	2.4%	$312,522	$295,997	5.6%	$1,090	$1,050	3.8%	$955	$916	4.3%

Jacksonville, FL	$36,340	$35,612	2.0%	$13,790	$13,809	(0.1)%	$22,550	$21,803	3.4%	$990	$972	1.9%	$907	$886	2.4%
Charleston, SC	28,533	27,566	3.5%	10,641	10,634	0.1%	17,892	16,932	5.7%	1,043	1,010	3.3%	911	877	3.9%
Savannah, GA	26,956	25,800	4.5%	10,008	9,687	3.3%	16,948	16,113	5.2%	1,056	1,015	4.0%	933	892	4.6%
Richmond, VA	20,029	19,483	2.8%	6,927	6,944	(0.2)%	13,102	12,539	4.5%	1,044	1,019	2.5%	920	897	2.6%
Memphis, TN	21,907	21,852	0.3%	9,902	9,290	6.6%	12,005	12,562	(4.4)%	936	927	1.0%	834	825	1.1%
Birmingham, AL	17,830	17,423	2.3%	6,982	6,814	2.5%	10,848	10,609	2.3%	1,074	1,042	3.1%	940	916	2.6%
Greenville, SC	16,579	15,871	4.5%	6,650	6,565	1.3%	9,929	9,306	6.7%	827	796	3.9%	718	694	3.5%
San Antonio, TX	14,965	14,818	1.0%	6,301	6,412	(1.7)%	8,664	8,406	3.1%	1,114	1,166	(4.5)%	1,002	989	1.3%
Huntsville, AL	13,743	13,706	0.3%	5,386	5,574	(3.4)%	8,357	8,132	2.8%	876	875	0.1%	741	747	(0.8)%
Norfolk/Hampton/VA Beach, VA	12,979	13,120	(1.1)%	5,240	4,969	5.5%	7,739	8,151	(5.1)%	1,111	1,111	—%	965	968	(0.3)%
Little Rock, AR	10,916	10,842	0.7%	4,147	4,152	(0.1)%	6,769	6,690	1.2%	911	903	0.9%	824	824	—%
Other	120,883	118,705	1.8%	48,067	46,848	2.6%	72,816	71,857	1.3%	906	902	0.4%	801	790	1.4%
Secondary Markets	$341,660	$334,798	2.0%	$134,041	$131,698	1.8%	$207,619	$203,100	2.2%	$962	$950	1.3%	$851	$835	1.9%

Total Proforma Combined Same Store	$860,223	$832,102	3.4%	$340,082	$333,005	2.1%	$520,141	$499,097	4.2%	$1,035	$1,008	2.7%	$910	$881	3.3%

Supplemental Data S-8

DEVELOPMENT AND COMMERCIAL
Dollars and square feet in thousands

MULTIFAMILY DEVELOPMENT PIPELINE

		Units as of December 31, 2014				Initial			Development Costs
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q4 2014	After

220 Riverside	Jacksonville, FL	294	—	74	4Q12	1Q15	2Q15	1Q16	$42,300	$33,237	$9,063
CG at Bellevue II	Nashville, TN	220	48	21	3Q13	4Q14	1Q15	4Q15	30,800	27,605	3,195
Total Active		514	48	95					$73,100	$60,842	$12,258

COMMERCIAL PROPERTIES

			Owned Property	Three months ended December 31, 2014
Name	Type	MSA	Square Feet	Revenue	Expense	NOI
CP Nord du Lac	Retail	Covington, LA	196	$745	$231	$514
CP Craft Farms	Retail	Gulf Shores, AL	68	221	41	180
Highlands of West Village (2)	Retail	Atlanta, GA	63	296	69	227
CP Huntsville (3)	Retail	Huntsville, AL	23	113	28	85
Land Title Building (1)	Office	Birmingham, AL	30	43	19	24
1225 South Church (2)	Retail	Charlotte, NC	3	12	3	9
Allure at Buckhead (2)	Retail	Atlanta, GA	19	121	29	92
Times Square (2)	Retail	Dallas, TX	73	82	93	(11)
Bella Casita (2)	Retail	Dallas, TX	5	19	4	15
Total			480	$1,652	$517	$1,135

(1) The revenue, expenses, and NOI presented represent MAA's one-third interest in this joint venture.
(2) Retail component of existing multifamily property that is not included in Same Store Portfolio.
(3) CP Huntsville was sold during the fourth quarter 2014.

Supplemental Data S-9

2014 ACQUISITION/DISPOSITION ACTIVITY

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date
Grand Cypress (1)	Houston, Texas	312	2008	January 15, 2014
Venue at Stonebridge Ranch (1)	Dallas, Texas	250	2000	January 31, 2014
Stonefield Commons	Charlottesville, Virginia	251	2013	June 2, 2014
Cityscape at Market Center	Dallas, Texas	454	2013	June 12, 2014
Verandas at Southwood (1)	Tallahassee, Florida	300	2003	July 23, 2014
Highlands of West Village	Atlanta, Georgia	480	2009	October 30, 2014
Bulverde Oaks	San Antonio, Texas	328	2014	October 31, 2014
Retreat at Vintage Park	Houston, Texas	323	2014	November 24, 2014
Total Multifamily Acquisitions		2,698

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Willow Creek	Columbus, Georgia	285	1968/71/77	January 15, 2014
Colonial Village at North Arlington	Fort Worth, Texas	240	1985	June 27, 2014
Colonial Village at Vista Ridge	Fort Worth, Texas	300	1985	June 27, 2014
Colonial Village at Inverness	Birmingham, Alabama	586	1986/87/90/97	July 10, 2014
Colonial Village at Charleston Place	Charlotte, North Carolina	214	1986	July 10, 2014
Greenbrook	Memphis, Tennessee	1,037	1974/78/83/86	July 10, 2014
Colonial Village at Ashford Place	Mobile, Alabama	168	1983	September 11, 2014
Colonial Village at Huntleigh Woods	Mobile, Alabama	233	1978	September 11, 2014
Total Multifamily Dispositions		3,063

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date
CC Brookwood Village (Office)	Birmingham, Alabama	170,000	2007	March 28, 2014
Brookwood Village (Retail)	Birmingham, Alabama	413,000	1973/91/2000/13	March 28, 2014
Colonial Promenade Huntsville	Huntsville, Alabama	23,000	2013	December 19, 2014
Total Commercial Dispositions		606,000

Land Dispositions	Location	Acres	Year Built	Closing Date
Nord du Lac (1 outparcel)	Covington, Louisiana	1.7		February 3, 2014
Tutwiler (2 outparcels)	Birmingham, Alabama	4.6		February 6, 2014
Heathrow (2 outparcels)	Orlando, Florida	3.9		February 14, 2014
Town Park Moreya	Orlando, Florida	25.2		November 21, 2014
Total Land Dispositions		35.4

Joint Venture Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Ansley Village	Macon, Georgia	294	2007	May 29, 2014
Belterra	Fort Worth, Texas	288	2006	September 15, 2014
Total Joint Venture Multifamily Dispositions		582

(1) Purchased from Mid-America Multifamily Fund II, LLC, a joint venture fund in which MAA owned a one-third interest.

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2014
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES
		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$1,253,203	4.5	4.1%
Conventional - Variable Rate - Capped (1) (2)	192,013	1.5	1.1%
Tax-free - Variable Rate - Capped (1)	90,315	3.1	0.9%
Total Secured Fixed or Hedged Rate Debt	1,535,531	4.0	3.5%
Conventional - Variable Rate	56,585	0.1	0.7%
Total Secured Debt	1,592,116	3.9	3.4%
Unsecured Debt
Fixed Rate or Swapped	1,873,399	5.1	4.0%
Variable Rate	59,000	0.1	1.3%
Total Unsecured Debt	1,932,399	4.9	3.9%
Total Debt	$3,524,515	4.4	3.7%
Total Fixed or Hedged Debt	$3,408,930	4.6	3.8%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 6.0% of SIFMA for tax-free caps.

(2)	Includes $27 million of mortgages with embedded caps at a 7% all-in interest rate.

OTHER SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,126,602	88.7%	4.0%	4.8
Capped debt	282,328	8.0%	1.0%	2.0
Floating (unhedged) debt	115,585	3.3%	1.0%	0.1
Total	$3,524,515	100.0%	3.7%	4.4

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$1,932,399	54.8%	3.9%	5.1
Secured Debt	1,592,116	45.2%	3.4%	4.8
Total	$3,524,515	100.0%	3.7%	5.0

	Total	Percent of	Q4 2014	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$5,391,322	66.9%	$100,945	64.6%
Encumbered gross assets	2,671,577	33.1%	55,333	35.4%
Total	$8,062,899	100.0%	$156,278	100.0%

Supplemental Data S-11

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2014 (CONTINUED)
Dollars in thousands

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2015	$250,543	$75,000	$325,543	5.3%	$51,813	$377,356
2016	114,629	—	114,629	5.2%	104,480	219,109
2017	131,196	300,000	431,196	2.2%	66,495	497,691
2018	145,521	250,000	395,521	2.9%	32,845	428,366
2019	558,559	—	558,559	5.7%	26,695	585,254
Thereafter	1,301,154	—	1,301,154	4.4%	—	1,301,154
Total	$2,501,602	$625,000	$3,126,602	4.3%	$282,328	$3,408,930	4.6

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2015	$105,785	$—	$71,490	$190,752	$368,027
2016	80,000	—	50,910	78,916	$209,826
2017	80,000	59,000	63,040	168,157	$370,197
2018	80,000	—	94,788	300,751	$475,539
2019	—	—	558,559	20,000	$578,559
Thereafter	91,115	—	316,429	1,114,823	$1,522,367
Total	$436,900	$59,000	$1,155,216	$1,873,399	$3,524,515

DEBT COVENANT ANALYSIS

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	43.1%	Yes
Limit on Incurrence of Secured Debt	40% or less	19.3%	Yes
Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.53x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	278.6%	Yes

Supplemental Data S-12

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands
	Three Months	Twelve Months
	Ended	Ended
	December 31,	December 31,
	2014	2014
Consolidated net income	$36,458	$156,277
Depreciation and amortization	71,945	301,811
Interest expense	30,374	119,464
Loss on debt extinguishment	—	3,126
Amortization of deferred financing costs	1,004	4,489
Net casualty loss and other settlement proceeds	45	476
Income tax expense	815	2,050
Gain on sale of non-depreciable assets	185	(350)
Depreciation of discontinued operations	—	42
Net casualty gain after insurance and other settlement proceeds on discontinued operations	—	—
Gain on sale of depreciable real estate assets excluded from discontinued operations	(395)	(42,649)
Gain on disposition within unconsolidated entities	10	(4,007)
Loss (gain) on sale of discontinued operations	(16)	(5,394)
EBITDA	140,425	535,335
Acquisition expense	1,417	2,388
Merger related expenses	(50)	3,152
Integration related expenses	1,255	8,395
Recurring EBITDA	$143,047	$549,270

	Three Months Ended
	December 31,
	2014	2013
Recurring EBITDA/Debt Service	3.75x	3.37x
Fixed Charge Coverage (1)	3.99x	3.59x
Total Debt/Total Capitalization (2)	37.3%	42.0%
Total Debt/Total Gross Assets	43.0%	43.5%
Total Net Debt (3)/Total Gross Assets	42.6%	42.4%
Total Net Debt (3)/Recurring EBITDA (4)	6.37x	6.32x
Unencumbered Assets/Gross Real Estate Assets	66.9%	64.5%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

(3)	Total Net Debt equals Total Debt less cash and cash equivalents.

(4)	Recurring EBITDA represents the twelve months ended December 31, 2014.

Supplemental Data S-13

2015 GUIDANCE

Full Year 2015
Earnings
Core FFO per Share - diluted	$5.09 to $5.33
Midpoint	$5.21
Core AFFO per Share - diluted	$4.43 to $4.67
Midpoint	$4.55

Same Store Communities:
Number of units	71,376
Property revenue growth	3.0% to 4.0%
Property operating expense growth	3.0% to 4.0%
Property NOI growth	3.0% to 4.0%
Real estate tax expense growth	4.5% to 5.5%

Corporate Expenses:
General and administrative and property management expenses	$56.5 to $58.5 million
Income tax expense	$1.5 to $2.5 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$400 to $500 million
Disposition volume (multifamily)	$300 to $350 million
Commercial / land disposition volume	$50 to $75 million
Development investment	$50 to $60 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.0% to 4.3%
Average Effective Interest Rate	3.4% to 3.7%
Capitalized Interest	$1.0 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	40% to 42%
Unencumbered Asset Pool (Percent of Total Gross Assets)	68% to 73%

Non Core Items:
Acquisition expense	$2.0 to $3.5 million
Loss on debt extinguishment/modification	$3.5 to $4.5 million
Projected amortization of debt mark-to-market	$21 to $22 million

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-14

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Stable
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Earnings release & conference call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Declaration Date	12/3/2013	3/20/2014	5/22/2014	9/11/2014	12/3/2014
Record Date	1/15/2014	4/15/2014	7/15/2014	10/15/2014	1/15/2015
Payment Date	1/31/2014	4/30/2014	7/31/2014	10/31/2014	1/30/2015
Distributions Per Share	$0.73	$0.73	$0.73	$0.73	$0.77

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but provides quarterly reports, earnings releases and supplemental data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-15